UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21930

Oceanstone Fund

(Exact name of registrant as specified in charter)

13453 El Presidio Trail

San Diego, CA 92130

(Address of principal executive offices) (Zip code)

James J. Wang

P.O. Box 130982

Carlsbad, CA 92013

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 481-4123

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

OCEANSTONE FUND

DECEMBER 31, 2012

(UNAUDITED)

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

OCEANSTONE FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors based on percentage of net assets.

*Net cash represents cash equivalents and other assets less liabilities.

Fellow Shareholders:

Oceanstone Fund (the Fund) started the first half of its 2013 fiscal year on 7/1/2012 at net asset value (NAV) of $30.97 per share. On 12/27/2012, the Fund distributed a short-term capital gain dividend of $1.5836 per share and a long-term capital gain dividend of $0.5532 per share. On 12/31/2012, the Fund ended this half of the fiscal year at NAV of $33.03 per share. Therefore, the Fund’s total return for this half is 13.54%. During the same period, the total return of S&P 500 index is 5.95%. During this period, the Fund found a number of stocks that were somewhat undervalued.

Now the Fund continues to seek undervalued stocks for investment. To determine a stock's intrinsic value, the Fund uses the equation IV = IV/E × E. This equation IV = IV/E × E is actually an abbreviation, for convenience and ease of use. Without any abbreviation, this equation is:

     A Stock's Intrinsic Value   =   Its Intrinsic Value/Earnings Ratio   ×   Its Diluted Earnings Per Share for Trailing 4 Quarters

For convenience, this equation is abbreviated to:

Intrinsic Value   =    IV/E Ratio   ×   EPS

For ease of use, this equation is further abbreviated to:

IV   =   IV/E   ×   E

To use this equation, a stock's diluted earnings per share for trailing 4 quarters are calculated from its trailing 4 quarterly earnings reports. Since a public company's earnings reports are all public information, a stock's diluted earnings per share for trailing 4 quarters, for most companies, can be easily calculated. However, some companies include various charges in their quarterly earnings. Since these charges are the real costs of doing business, they should be included in the calculation of a stock's earnings. In some cases, these charges are the costs of doing business over several years or more, and therefore, we may need to estimate how much of a charge is the cost of doing business for trailing 4 quarters and adjust the diluted earnings per share accordingly.

The difficult part of this equation is determining a reasonable range for a stock's IV/E ratio. We know:

1: A stock's intrinsic value to its stockholders is its business earnings during the time of actual ownership after the stock is purchased. Therefore, a stock's IV/E ratio is determined by its future earnings prospects. For this equation, "future earnings prospects" means “future earnings per share prospects”.  It is easier to understand if we think as if we were buying a whole business, such as a restaurant. If we were buying a restaurant, its intrinsic value to us would be its business profits during the time of actual ownership after its purchase. Similarly, the IV/E ratio of a fixed-income security is determined by its future credit prospects and the future inflation prospects.

2: The uncertain nature of future earnings prospects precludes an exact number for a stock’s IV/E ratio. Therefore, we need to determine a reasonable range for a stock’s IV/E ratio, based on its future earnings prospects. As a stock’s future earnings prospects change, this range for its IV/E ratio will need to be adjusted accordingly.

In practice, we face three difficult, key questions:

1:

How can we derive the true future earnings prospects of a stock?

2:

How should we define its future earnings prospects?

3:

What is a reasonable range for its IV/E ratio, based on its future earnings prospects?

Before we can determine a reasonable range for a stock’s IV/E ratio, we must first determine its future earnings prospects. Therefore, how to determine a stock's future earnings prospects is first and foremost for this equation. In order to derive a stock’s true future earnings prospects from its current available information, we will need to be “rational and objective” in our evaluations.

So exactly what does “rational and objective” mean, in the context of security analysis? Much more importantly, exactly what should we do, in order to be “rational and objective”?  After much consideration, I believe that we will be “rational and objective”, if we can do the following three difficult steps:

1:

Get the exact facts of a security.

2:

Reason solely on these facts, free of emotions and personal prejudices.

3:

Derive its most probable future prospects (future earnings prospects for an equity security, and future credit prospects for a fixed-income security).

In this process, we derive future prospects from past facts through reasoning. There is usually a reason for the past facts, and we will need to understand this reason when we evaluate future prospects. Our judgment of future based on past facts will be sound only if we can understand the reason for the past facts.

In a market economy, a company's future earnings prospects are determined mainly by the future demand/supply prospects for its products or services. To understand a company's business and its competitive position, we will need to understand where the demand and supply for a product or service come from. For certain industries, while demand for a product or service can change quickly within months, it can take a much longer time to add supply or use up excessive supply. The resulting demand/supply imbalances, when severe, can cause price, and profitability, to swing wildly to the extreme, leading to booms and busts in these industries. Therefore, we will need to do a rational and objective evaluation of the future demand/supply prospects for its products or services, when we evaluate a company's future earnings prospects.

For most companies, a portion of their earnings over a long period of time will be in the form of assets other than cash. To evaluate a company's future earnings prospects, we will also need to evaluate the quality of its assets – whether they can be easily converted into cash for the assets that will be converted into cash and the future earnings prospects for the assets that will not be converted into cash – in order to determine the possibility that any of its assets will need to be written down in the future. It is difficult for an investor to evaluate the quality of a company's assets. However, in a few cases, there may be some obvious concerns, such as accounts receivable piling up or certain expense capitalized as an asset.

It is very difficult to predict a company's future earnings and easy to be wrong. This is the main reason why investing is a risk-taking business. Sometimes, even a company's management could not predict its next year's earnings with reasonable accuracy. However, if we can be “rational and objective” in our evaluations, we will have the best chance to derive its true future earnings prospects from its current available information.

If we can determine a stock's future earnings prospects with reasonable confidence, we may be able to determine a reasonable range for its IV/E ratio. Following table might be useful as a reference:

A Stock’s Future Earnings Prospects	A Reasonable Range for its IV/E Ratio
Below average	3 – 8
Average (similar to the U.S. economy)	8 – 14
Good	14 – 20
Very Good	20 – 30
Exceptionally good	30 – 50

In this table, the definitions are imprecise and the ranges are arbitrary, partly due to the uncertain and changing nature of future earnings prospects. Nevertheless, this equation IV = IV/E × E can help us think about and determine a stock's approximate intrinsic value, independent of stock market's determination. In practice, we will need to be “rational and objective” when evaluating a stock’s future earnings prospects and “reasonable” when determining a range for its IV/E ratio. An experienced investor often can tell what is “rational and objective” and what is not, and what is “reasonable” and what is not. In so doing, we will need to avoid being widely off the mark. Based on past experiences, both severe overvaluations and severe undervaluations of securities were caused by future prospects evaluations that were widely off the mark.

If we can determine a reasonable range for a stock's IV/E ratio, we will be able to determine its intrinsic value, as compared to its price, which is stock market’s determination of a stock’s intrinsic value. For example, again, in mid-April, 2002, the diluted earnings per share of USANA Health Sciences, Inc. common stock were $0.30 for its trailing 4 quarters, 4/1/2001 – 3/30/2002 (The first quarter of its 2002 fiscal year ended on 3/30/2002.), and it was traded at about $2 with a P/E ratio of 6 – 7. Based on the public information available then, it had very good future earnings prospects and a range of 20 – 30 for its IV/E ratio was reasonable. Therefore, its intrinsic value was approximately $6 – $9. At about $2, this stock was clearly undervalued in mid-April, 2002.

Long-term, the deciding factor of stock price, as always, is intrinsic value. For example, after World War II, both the U.S. economy and the U.S. stock market have done very well. During this period, numerous U.S. companies have created a lot of value for their customers, employees, and shareholders. However, during this same period, numerous U.S. companies filed for bankruptcy and their stocks often became worthless. Therefore, long-term, other factors, such as macroeconomic factors, have only temporary effects on stock price.

U.S. stock market is highly “rational and objective” and “reasonable”, and price of a company's stock usually reflects its intrinsic value very accurately. However, for various reasons, undervalued stocks can sometimes become available for a short time. Recently, most of the Fund’s assets have been in cash, because the Fund has not been able to find enough undervalued stocks. Going forward, the Fund strives to find at least some of the undervalued stocks when they become available, to achieve a good long-term return for the shareholders.

Finally, I would like to thank the Fund shareholders for your trust.

Respectfully submitted,

James J. Wang

February 19, 2013

	Oceanstone Fund
	Schedule of Investments
	December 31, 2012 (Unaudited)

Shares		Value

COMMON STOCKS - 16.76%

Electronic Computers - 1.69%
50,000	Dell, Inc.	$ 507,000

General Building Contractors-Residential Buildings - 1.43%
120,000	Xinyuan Real Estate Co., Ltd.	429,600

Motor Vehicles & Passenger Car Bodies - 6.46%
150,000	Ford Motor Co.	1,942,500

Retail-Drug Stores & Proprietary Stores - 4.52%
1,000,000	Rite Aid Corp. *	1,360,000

Services-Prepackaged Software - 2.66%
30,000	Microsoft Corp.	801,291

TOTAL FOR COMMON STOCKS (Cost $4,718,739) - 16.76%		5,040,391

SHORT TERM INVESTMENTS - 83.25%
25,045,886	Huntington U.S.Treasury Money Market Fund Trust Shares 0.05% **(Cost $25,045,886)	25,045,886

TOTAL INVESTMENTS (Cost $29,764,625) - 100.01%		30,086,277

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(1,799)

NET ASSETS - 100.00%		$ 30,084,478

* Non-income producing securities during the period.
** Variable rate security: the coupon rate shown represents the yield on December 31, 2012.
The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Assets and Liabilities
December 31, 2012 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $29,764,625)	$ 30,086,277
Shareholder Subscription	68,375
Receivables:
Dividends and Interest	5,070
Total Assets	30,159,722
Liabilities:
Accrued Management Fees	44,735
Shareholder Redemptions	30,509
Total Liabilities	75,244
Net Assets	$ 30,084,478

Net Assets Consist of:
Paid In Capital	$ 28,595,065
Accumulated Undistributed Net Investment Loss	(3,289)
Accumulated Undistributed Realized Gain on Investments	1,171,051
Unrealized Appreciation in Value of Investments	321,651
Net Assets for 910,723 Shares Outstanding	$ 30,084,478

Net Asset Value Per Share	$ 33.03

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Operations
For the Six Months Ended December 31, 2012 (Unaudited)

Investment Income:
Dividends	$ 86,661
Interest	1,586
Total Investment Income	88,247

Expenses:
Advisory Fees (Note 3)	245,652
Total Expenses	245,652

Net Investment Loss	(157,405)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	2,340,742
Net Change in Unrealized Appreciation on Investments	1,198,481
Gain on Investments	3,539,223

Net Increase in Net Assets Resulting from Operations	$ 3,381,818

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2012	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (157,405)	$ (160,360)
Net Realized Gain on Investments	2,340,742	1,230,138
Net Change in Unrealized Appreciation on Investments	1,198,481	(1,910,582)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,381,818	(840,804)

Distributions to Shareholders:
Realized Gains	(1,835,065)	(1,763,389)
Total Distributions Paid to Shareholders	(1,835,065)	(1,763,389)

Capital Share Transactions (Note 5)	2,271,364	13,495,199

Total Increase in Net Assets	3,818,117	10,891,006

Net Assets:
Beginning of Year	26,266,361	15,375,355

End of Year (including undistributed net investment loss of $3,289 and $128,822, respectively)	$ 30,084,478	$ 26,266,361

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended	Years Ended
	12/31/2012	6/30/2012	6/30/2011	6/30/2010	6/30/2009	6/30/2008

Net Asset Value, at Beginning of Period	$ 30.97	$ 35.85	$ 28.76	$ 21.26	$ 9.95	$ 12.24

Income From Investment Operations:
Net Investment Income (Loss) *	(0.19)	(0.28)	(0.40)	(0.27)	(0.08)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.39	(0.62)	12.04	13.49	11.39	(0.20)
Total from Investment Operations	4.20	(0.90)	11.64	13.22	11.31	(0.29)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00	0.00
Realized Gains	(2.14)	(3.98)	(4.55)	(5.72)	0.00	(2.00)
Total from Distributions	(2.14)	(3.98)	(4.55)	(5.72)	0.00	(2.00)

Net Asset Value, at End of Period	$ 33.03	$ 30.97	$ 35.85	$ 28.76	$ 21.26	$ 9.95

Total Return **	13.54%	(1.69)%	42.15%	62.05%	113.67%	(2.94)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 30,084	$ 26,266	$ 15,375	$ 4,749	$ 1,519	$ 679
Ratio of Expenses to Average Net Assets	1.80%	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16)%	(0.87)%	(1.16)%	(0.88)%	(0.79)%	(0.73)%
Portfolio Turnover	53.49%	113.22%	145.78%	131.82%	419.70%	403.27%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 (UNAUDITED)

Note 1. Organization

Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund. The Fund’s investment objective is to seek capital appreciation. The Fund invests only in common stocks in U.S. stock market that the Fund's investment adviser believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Share Valuation- The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended December 31, 2012, related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders- The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation- The Fund’s assets are valued at the fair value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price. When the market quotation of a stock is either not readily available or not reliable, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale.

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$ 30,086,277	$ -
Level 2 – Observable Inputs	-	-
Level 3 – Unobservable Inputs	-	-
Total	$ 30,086,277	$ -

The Fund did not hold any Level 3 assets during the six months ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the six months ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%. This management fee does not include acquired fund fees and expenses. The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees. For the six months ended December 31, 2012, the Adviser earned a fee of $245,652 from the Fund, of which the Fund owed the Adviser $44,735 as of December 31, 2012.

Note 4. Related Party Transactions

James J. Wang is the control person of the Adviser and also serves as a trustee and officer of the Fund. James Wang receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series. Paid in capital at December 31, 2012 was $28,595,065 representing 910,703 shares outstanding. Transactions in capital stock were as follows:

	Six Months Ended 12/31/2012		Fiscal Year Ended 6/30/2012
	Shares	Amount	Shares	Amount
Shares Sold	103,407	$ 3,492,523	438,214	$ 14,291,412
Shares Reinvested	49,898	1,651,132	60,636	1,749,934
Shares Redeemed	(90,584)	(2,872,291)	(79,787)	(2,546,147)
Net Increase	62,721	$ 2,271,364	419,063	$ 13,495,199

Note 6. Investment Transactions

For the six months ended December 31, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,189,390 and $20,114,831, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2012 was $29,764,625.

At December 31, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$530,270	$(208,619)	$321,651

Income and capital gains distributions are determined in accordance with Federal Income Tax regulations which may differ from accounting principles generally accepted in the United States.

As of December 31, 2012, the tax basis components of distributable earnings and unrealized depreciation were as follows:

Accumulated Undistributed Realized Gain on Investments	$ 1,171,517
Unrealized Appreciation on Investments	$ 321,651

The Fund paid a short term capital gain of $1.5836 per share on December 27, 2012 totaling $1,359,982. The Fund paid a long term capital gain of $0.5532 per share on December 27, 2012 totaling $475,083.

The Fund paid a short term capital gain of $0.7206 per share on December 27, 2011 totaling $319,078. The Fund paid a long term capital gain of $3.2618 per share on December 27, 2011 totaling $1,444,310.

The tax character of distributions paid during the six months ended December 31, 2012 and the fiscal year ended June 30, 2012, are as follows:

	Ended December 31, 2012	Ended June 30, 2012
Ordinary income	-	-
Short-term capital gain	$1,359,982	$ 319,078
Long-term capital gain	$ 475,083	$1,444,310

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

Oceanstone Fund
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Oceanstone Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,135.39	$9.66
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.09	$9.12

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCEANSTONE FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2012 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Service with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Rajendra Prasad 1310 East Ocean Blvd. #1401 Long Beach, CA 90802 1945	Trustee since 2006	Mr. Prasad is the founder, president and a trustee of Prasad Growth Fund, a registered investment company, since 1998. Mr. Prasad is also a part-time practicing physician.
Manu Hinduja 17082 Greentree Lane Huntington Beach, CA 92649 1950	Trustee since March of 2011

Mr. Hinduja is a director of GSR Services, Inc., an information technology staffing company, since 1995 and a director of Huntington Resources, Inc., a consulting company, since 1993. Mr. Hinduja is also a trustee of Prasad Growth Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position & Length of Service with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James J. Wang[1] PO Box 130982 Carlsbad, CA 92013 1963	Trustee, Treasurer, President and Chief Compliance Officer since 2006	James Wang is the president, a director, and a shareholder of Oceanstone Capital Management, Inc., the Fund’s investment adviser, since 2006.

1 James J. Wang is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

OCEANSTONE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 988-6290 to request a copy of the SAI or to make shareholder inquiries.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 988-6290.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling the Fund at 1-(800) 988-6290, (2) on the Fund's website http://www.oceanstonefund.com, and (3) from the Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-988-6290). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Board of Trustees

James J. Wang

Rajendra Prasad

Manu Hinduja

Investment Adviser

Oceanstone Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Meyler & Company, LLC

This report is provided for the general information of the shareholders of the Oceanstone Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant does not have an audit committee because of its small size. The registrant’s Board of Trustees has not determined whether it has a financial expert serving on its Board.  At this time, the registrant believes that the experiences provided by each member of its trustee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.   Not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Included in Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a) Disclosure Controls & Procedures.  The principal executive and financial officer has concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics.  Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oceanstone Fund

By: /s/ James J. Wang

James J. Wang

President

Date:          02/20/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James J. Wang

James J. Wang

President

Date:          02/20/2013

By: /s/ James J. Wang

James J. Wang

Chief Financial Officer

Date:          02/20/2013